UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 13, 2002
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                          Advanced Nutraceuticals, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Texas
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                 (State or Other Jurisdiction of Incorporation)


          0-26362                                        76-0642336
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


106 South University Blvd. #14, Denver, Colorado                         80209
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  (Address of Principal Executive Offices)                            (Zip Code)


    (Registrant's telephone number, including area code)  -  (303) 722-4008
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

The Company issued a news release on September 13, 2002, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.


(c)  Exhibits.

      99.1     News Release, dated September 13, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADVANCED NUTRACEUTICALS, INC.


 Dated: September 13, 2002                 By:  /s/ Gregory Pusey
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                                               Gregory Pusey, President